ARTICLES OF AMENDMENT

                   OF

 HARBOR AMERICAN HEALTH CARE TRUST, INC.


     Harbor American Health Care Trust,

Inc., a Maryland corporation (the

"Corporation") having its principal

office in Baltimore City, Baltimore,

Maryland, hereby certifies to the State

Department of Assessments and Taxation of

Maryland, that:



     FIRST:    The charter of the

Corporation is hereby amended by striking

out Article II of the Articles of

Incorporation, as heretofore amended and

restated, and inserting in lieu thereof

the following:

               ARTICLE II

The name of the Corporation is HEALTHCARE

               INVESTORS OF AMERICA, INC.



     SECOND:   The board of directors of

the Corporation on October 25, 1996, duly

adopted a resolution in which was set

forth the foregoing amendment to the

charter, declaring that said amendment of

the charter as proposed was advisable and

directing that it be submitted for action

thereon by the stockholders of the

Corporation at an annual meeting to be

held on December 18, 1996.



     THIRD:    Notice setting forth a

summary of the changes to be effected by

said amendment of the charter and stating

a purpose of the meeting of the

stockholders would be to take action

thereon, was given, as required by law,

to all stockholders entitled to vote

thereon.  The amendment of the charter of

the Corporation has herinabove set forth

was approved by the stockholders of the

Corporation at said meeting by the

affirmative vote of two-thirds of all the

votes entitled to be cast thereon.



     FOURTH:   The amendment of the

charter of the Corporation hereinabove

set forth has been duly advised by the

board of directors and approved by the

stockholders of the Corporation.



     FIFTH:    The articles of amendment

shall become effective upon the filing of

these articles of amendment.



     IN WITNESS WHEREOF, Harbor American

Health Care Trust, Inc. has caused these

presents to be signed in its name and on

its behalf by its President and witnessed

by its Secretary on the 18 day of

December, 1996.



                    HARBOR AMERICAN
HEALTH                        CARE TRUST,
INC.


                    By: /s/      Thomas
M. Clarke
                          President


Witness:


/s/     Linda M. Clarke
     Secretary



























     THE UNDERSIGNED, President of Harbor
American Health Care Trust, Inc., who
executed on behalf of said Corporation
the foregoing Articles of Amendment, of
which this certificate is made a part,
hereby acknowledges, in the name and on
behalf of said Corporation, the foregoing
Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                         /s/   Thomas M.
Clarke
                         President